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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549
                                  ____________

                                    FORM 8-K
                                  ____________

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): February 11, 2005
                                  ____________

                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)
                                  ____________

             Virginia              000-26591                54-1909697
         (State or other          (Commission              (IRS Employer
         jurisdiction of          File Number)             Identification No.)
         incorporation)

            519 Kimball Ave., N.E.
               Roanoke, Virginia                       24016
      (Address of principal executive offices)       (Zip Code)

          Registrant's telephone number, including area code: 540-777-4427

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               Effective February 11, 2005, RGC Resources, Inc. amended and restated its Dividend Reinvestment and Stock Purchase Plan. The primary change was to restrict the plan to existing shareholders. Previously, customers of RGC Resources, Inc., and its affiliates who were not shareholders were allowed to participate.


ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               On February 15, 2005, RGC Resources, Inc., issued a press release announcing the first quarter results for the quarter ending December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of
               Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description of Documents
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99.1             Press Release dated February 15, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RGC RESOURCES, INC.



                                            By s/Howard T. Lyon
                                               Howard T. Lyon
                                               Vice-President, Treasurer and
                                               Controller
                                               (Principal Financial Officer)




Date: February 15, 2005